POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("O&R") to sign the Registration Statement on Form S-3 to be filed by O&R with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $55 million of debt obligations of O&R, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 2000.

                                          Eugene R. McGrath
                                          Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("O&R") to sign the Registration Statement on Form S-3 to be filed by O&R with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $55 million of debt obligations of O&R, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 2000.

                                          Michael J. Del Giudice
                                          Michael J. Del Giudice

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("O&R") to sign the Registration Statement on Form S-3 to be filed by O&R with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $55 million of debt obligations of O&R, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 2000.

                                          Hyman Schoenblum
                                          Hyman Schoenblum

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Directors or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("O&R") to sign the Registration Statement on Form S-3 to be filed by O&R with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $55 million of debt obligations of O&R, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 2000.

                                   Kevin Burke
                                   Kevin Burke